Restricted Stock Unit Award Agreement This AGREEMENT between Knowles Corporation, a Delaware corporation (the “Company”), and ________________ (the “Grantee”) is made as of ______________ (the “Grant Date”), subject to the Grantee’s acceptance of this Agreement in accordance with Section 13 hereof. WHEREAS, the Company has adopted the Knowles Corporation 2018 Equity and Cash Incentive Plan (as amended from time to time, the "Plan") in order to, among other things, motivate employees of the Company and its Affiliates to act in the long-term best interests of the Company and its stockholders; and WHEREAS, the Company has determined to grant the Grantee Restricted Stock Units (“RSUs”) as provided herein to encourage the Grantee’s efforts toward the continuing success of the Company. NOW, THEREFORE, the Company and the Grantee agree as follows: 1. Grant of Restricted Stock Unit Award. 1.1. The Company hereby grants to Grantee the RSUs (the “Award”) with respect to the Company’s common stock, par value $0.01 per share (“Common Stock”), as indicated on Grantee’s Award Statement and subject to Grantee’s execution or electronic acceptance of this Agreement. Number of RSUs: 1.2. This Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are hereby incorporated by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions and meanings as set forth in the Plan. 2. Restriction Period. Grantee shall vest in the RSUs, and all restrictions thereon shall lapse, per the dates on the Award Statement (each, a “Vesting Date”), subject to Grantee remaining actively employed with the Company or an eligible Affiliate through the applicable Vesting Date. Except as provided for herein, in the event that Grantee’s employment terminates prior to a Vesting Date, the unvested RSUs as of such Vesting Date shall be forfeited. 3. Issuance of Common Stock. No shares of Common Stock shall be issued to Grantee in respect of the Award until the restrictions on RSUs have lapsed and the applicable vesting conditions have been satisfied. Subject to Sections 4.1 and 10 of this Agreement, within 30 days following the applicable Vesting Date, the Company shall issue shares of Common Stock in Grantee’s name equal to the number of RSUs that vested on the applicable Vesting Date, less applicable tax withholding. 4. Forfeiture of Award. 4.1 Termination of Employment. If, prior to the end of the Restriction Period, the Grantee’s employment terminates for any reason, other than due to death, Disability, Retirement or in connection with a Change in

Page 2 Control, the Award shall automatically terminate and this Award and the unvested RSUs shall be forfeited to and cancelled by the Company without any payment to the Grantee. Notwithstanding the foregoing, if at the time of Grantee's termination Grantee is eligible to receive Severance Payments as defined under the Knowles Corporation Chief Executive Officer Severance Plan (or any successor plan thereto), then any portion of the Award that is unvested as of the date of the termination but that would have vested in accordance with the applicable vesting schedule within the twelve (12) month period immediately following the Grantee's termination date (the "Accelerated RSUs") shall automatically vest as of the termination date and all other unvested RSUs that are not Accelerated RSUs shall be forfeited to and cancelled by the Company without any payment to the Grantee. 4.1(a) Disability or Death. If the Grantee’s employment terminates due to Disability or death, then the unvested RSUs shall vest as of the date of such termination due to Disability or death and the Award shall be settled within 30 days following the date of death or termination due to Disability; provided, however, if during the Restriction Period, Grantee satisfies or would satisfy the age and service requirements for Retirement, then the RSUs shall be settled within 30 days following each applicable Vesting Date to the extent required by Section 409A of the Code. 4.1(b) Retirement. If the Grantee’s employment terminates as a result of Retirement by the Grantee, subject to the conditions set forth in Section 7 and so long as Grantee has provided the Company with twelve (12) months advanced notice of Grantee's intention to retire, the RSUs shall continue to vest as if the Grantee’s employment had not terminated and shall be settled in accordance with the vesting schedule in accordance with Section 3. 4.1(c) Change in Control. If the Grantee’s employment terminates as a result of and within 18 months following a Change in Control as provided in Section 6.9(a) of the Plan, then the Award shall be settled within 60 days following the Grantee’s termination of employment, based on the change in control vesting provisions set forth in the Plan; provided, however, if (i) the Award is considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code, (ii) the Grantee satisfies or would satisfy the age and service requirements for Retirement during the Restriction Period and (iii) the Change in Control is not a “change in control event” within the meaning of Section 409A, then the RSUs shall vest as if the Grantee’s employment had not terminated and shall be settled in accordance with the vesting schedule in accordance with Section 3. If a Change in Control occurs as provided in Section 6.9(b) of the Plan where the Award is not effectively assumed, then the Award shall be settled within 60 days following such Change in Control; provided, however, the Award shall be settled following the normal Vesting Dates in accordance with Section 3 or, if earlier, upon an earlier termination of employment (to the extent permitted by Section 409A of the Code and provided the Grantee does not satisfy or would not satisfy the age and service requirements for Retirement during the Restriction Period) if either (i) the Award is subject to Section 409A of the Code and the Change in Control does not constitute a “change in control” event within the meaning of Section 409A of the Code or (ii) otherwise required to comply with Section 409A of the Code. 4.1(d) Definitions. “Disability” or “Disabled” shall mean the permanent and total disability of the Grantee within the meaning of Section 22(e)(3) and 409A(a)(2)(c)(i) of the Code. The determination of Disability shall be made by the Committee in its sole discretion. “Retirement” shall mean (i) the termination of Grantee’s employment, other than for Cause, with the Company and its Affiliates if, at the time of such termination of employment the Grantee has attained at least age 62 and completed at least five (5) years of service with the Company and its Affiliates (including service with Dover Corporation and its affiliates prior to the Company’s Spin-Off from Dover Corporation), and (ii) the Grantee complies with the non-competition restrictions set forth below. 4.2 Misconduct. If prior to the issuance of shares of Common Stock under this Agreement, the Grantee has (i) used for profit or disclosed to unauthorized persons, confidential information or trade secrets of the Company or any of its Affiliates, (ii) breached any contract with, violated any policy of the Company or any of its Affiliates (including, without limitation, the Company’s Insider Trading and Confidentiality Policy and

Page 3 Anti-hedging and Anti-pledging Policy, as such policies may be modified from time to time), or violated any fiduciary obligation to the Company or any of its Affiliates, or (iii) engaged in unlawful trading in the securities of the Company or any of its Affiliates or of another company based on information gained as a result of Grantee’s employment with, or status as a director to, the Company or any of its Affiliates (each of (i), (ii) and (iii) shall be considered “Cause” under the Plan), unless such misconduct or violation is waived in writing by the Committee or the General Counsel of the Company, the Award shall automatically terminate and the Grantee shall not be entitled to receive any shares of Common Stock under Section 3 or otherwise under this Agreement. (A copy of the current version of the Company’s Anti-hedging and Anti-pledging Policy is available on the Company’s third-party stock plan administrator’s website and a copy of the Company’s Insider Trading and Confidentiality Policy is available from the Office of the General Counsel.) By accepting this Agreement, Grantee acknowledges his/her understanding that nothing contained in this Agreement limits Grantee’s ability to report possible violations of law or regulation to, or file a charge or complaint with, the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Department of Justice, the Congress, any Inspector General, or any other federal, state or local governmental agency or commission (“Government Agencies”). Grantee further understands that this Agreement does not limit Grantee’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. Nothing in this Agreement shall limit Grantee’s ability under applicable United States federal law to (i) disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law or (ii) disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure. 5. Restrictions on Transfer. Neither the Award, this Agreement nor the shares of Common Stock subject to this Agreement may be sold, transferred, otherwise disposed of, pledged or otherwise hypothecated; provided that the shares shall be transferrable, subject to the terms of the Plan and applicable law, following the vesting of the RSUs and the issuance of Common Stock. 6. Non-US Employees. For Non-US Employees and employees who transfer employment outside of the United States during the term of the RSUs, the Award is subject to the conditions of the attached Addendum for Non- US Employees. 7. Non-Competition. The enhanced benefits of Retirement provided to Grantee hereunder shall be subject to the provisions set forth herein. If Grantee terminates due to Retirement, Grantee shall be deemed to have expressly agreed not to engage, directly or indirectly in any capacity, in any business in which the Company or any Affiliate at which Grantee was employed at any time in the three (3) years immediately prior to termination of employment was engaged, as the case may be, in the geographic area in which the Company or such Affiliate actively carried on business at the end of Grantee’s employment there, for the period remaining after Grantee’s termination of employment until the end of the Restriction Period set forth in Grantee’s Award Statement. In the event that Grantee fails to comply with the non-compete provisions set forth herein, Grantee shall forfeit the enhanced benefits realized upon a termination due to Retirement referred to above and shall return to the Company the economic value theretofore realized by reason of such benefits, as determined by the Committee. If the non-compete provisions of this Award shall be unenforceable, the Committee may rescind the benefits of Retirement set forth above. 8. Limitation of Rights. During the Restriction Period, the Grantee shall not have any rights of a stockholder (including voting rights) or the right to receive any dividends declared or other distributions paid with respect to any RSUs or shares of Common Stock which may be issued pursuant to this Award. 9. Taxes. Prior to the delivery to the Grantee (or the Grantee’s estate, if applicable) of book entry shares with respect to the RSUs in respect of which all restrictions have lapsed, the Grantee (or the Grantee’s estate) shall pay to the Company the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company (the “Withholding Taxes”) with respect to such shares of Common Stock. By accepting and returning this Agreement in the manner provided in Section 14, the Grantee (or the Grantee’s estate) shall be deemed to elect to have the Company withhold whole shares of Common Stock having an aggregate Fair Market

Page 4 Value equal to the Withholding Taxes in satisfaction of the Withholding Taxes, such election to continue in effect unless or until the Grantee (or the Grantee’s estate): (i) notifies the Company not less than 10 days before such delivery that the Grantee (or the Grantee’s estate) will satisfy such obligation in cash prior to delivery of the shares of Common Stock to the Grantee; and (ii) not less than 2 days prior to delivery of the shares of Common Stock pays the Withholding Taxes in cash to the Company or its designee, in which event the Company shall not withhold a portion of such shares of Common Stock as otherwise provided in this Section 9. Any fraction of a share which would be required to satisfy Withholding Taxes obligation shall be disregarded and the remaining amount due shall be paid in cash by the Grantee. 10. IRS Section 409A. This Award is intended to comply with or be exempt from Section 409A of the Code to the maximum extent possible and each settlement of RSUs hereunder shall be considered a separate payment. If the Company determines that the Award granted under this Agreement is or may be subject to Section 409A of the Code, then the shares of Common Stock that are scheduled to be issued to the Grantee upon “separation from service” will be delayed until the first day of the seventh month following Grantee’s “separation from service” with the Company or its “affiliates” within the meaning of Section 409A (or following the date of participant’s death, if earlier) to the extent required to comply with Section 409A of the Code. 11. Clawback. Grantee acknowledges that this Award is subject to the Company’s Clawback Policy, as in effect on the date of this Agreement. (A copy of the current version of the Company’s Clawback Policy is available on the Company’s third-party stock plan administrator’s website.) 12. Grantee Bound by the Plan. The Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. (A copy of the current version of the Plan is available on the Company’s third-party stock plan administrator’s website.) 13. Acceptance. The RSUs granted to the Grantee pursuant to the Award shall be subject to the Grantee’s acceptance of this Agreement. Grantee is required to accept this Award either: (a) electronically within his/her stock plan account with the Company’s stock plan administrator according to the procedures then in effect; or (b) by returning an executed counterpart of this Agreement to the Company. The acceptance of this Award constitutes acknowledgement of receipt of the Plan and consent to the terms of the Plan and this Award as described in the Plan and this Agreement. 14. No Right to Continued Employment or Service. Nothing in this Agreement or the Plan shall interfere with or limit in any way the right of the Company or its Affiliates to terminate the Grantee’s employment, nor confer upon the Grantee any right to continuance of employment by the Company or any of its Affiliates or continuance of service as a Board member. 15. Modification of Agreement. The provisions of this Agreement may not be amended without the written consent of Grantee where such amendment would materially impair Grantee’s rights under this Agreement. No course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement. 16. Severability. Should any provisions of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms. 17. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to any conflicts of laws principles. 18. Successors in Interest. This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Grantee’s legal representatives. All obligations imposed upon the Grantee and all rights granted to the Company under this Agreement shall be binding upon the Grantee’s heirs, executors, administrators and successors. 19. Resolution of Disputes. Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the

Page 5 Committee. Any determination made hereunder shall be final, binding and conclusive on the Grantee, the Grantee’s heirs, executors, administrators and successors, and the Company and its Affiliates for all purposes. 20. Entire Agreement. This Agreement and the terms and conditions of the Plan constitute the entire understanding between the Grantee and the Company and its Affiliates, and supersede all other agreements, whether written or oral, with respect to the Award. 21. Headings. The headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. 22. Counterparts. This Agreement may be executed or accepted simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. KNOWLES CORPORATION By: GRANTEE __________________________________________________ Signature